EXHIBIT 10.2

BORROWER ACCESSION AGREEMENT

This BORROWER ACCESSION AGREEMENT (this “Agreement”) is dated as of October 1, 2025, by and among ROCKET COMPANIES, INC., a Delaware corporation (the “Successor Borrower”), ROCKET MORTGAGE, LLC, a Michigan limited liability company (the “Initial Borrower” and a “Guarantor”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of April 30, 2025 (as amended, restated, amended and restated, extended, refinanced, replaced, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Initial Borrower, the Lenders from time to time party thereto and the Administrative Agent.

WHEREAS, as a condition to the Increase Effective Date, the Successor Borrower is required to accede as the “Borrower” under the Credit Agreement by delivery to the Administrative Agent of a Borrower Accession Agreement executed by the Initial Borrower and the Successor Borrower.

NOW, THEREFORE, the Administrative Agent, the Initial Borrower and the Successor Borrower hereby agree as follows:

1.	Borrower Accession.
(a)	In accordance with Section 4.03(c) of the Credit Agreement, the Successor Borrower, for the benefit of the Administrative Agent and the Lenders, hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Successor Borrower will assume all of the rights and obligations (and shall perform all of the duties) of the “Borrower” under the Credit Agreement as fully as if it had executed the Credit Agreement as the “Borrower” on the Effective Date.
(b)	The Initial Borrower, for the benefit of the Administrative Agent and the Lenders, hereby acknowledges, agrees and confirms that, by its execution of this Agreement, (i) the Successor Borrower shall become the “Borrower” for all purposes of the Credit Agreement and assume all the Initial Borrower’s rights and obligations (and shall perform all of its duties) as the “Borrower” under the Credit Agreement, and (ii) the Initial Borrower shall continue as a Loan Party under the Credit Agreement as a Guarantor. The Initial Borrower does hereby assume all of the rights and obligations (and shall perform all of the duties) imposed upon a “Guarantor” under the Credit Agreement as fully as if the Initial Borrower were an original Guarantor under the Credit Agreement.
(c)	Each of the Successor Borrower and the Initial Borrower represents and warrants to the Administrative Agent and the Lenders that this Agreement has been duly executed and delivered by each of the Successor Borrower and the Initial Borrower and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
2.	Electronic Execution.
B-1

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

3.	Loan Document.

This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

4.	Notices.

All notices, requests and demands pursuant hereto shall be made in accordance with Section 9.01 of the Credit Agreement.

5.	GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

[Signature Pages Follow]

B-2

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ROCKET COMPANIES, INC., as Successor Borrower

By:	/s/ Brian Brown
Name:	Brian Brown
Title:	Chief Financial Officer and Treasurer

ROCKET MORTGAGE, LLC,
as the Initial Borrower and a Guarantor

By:	/s/ Panayiotis Mareskas
Name:	Panayiotis Mareskas
Title:	Treasurer

[Signature Page to Borrower Accession Agreement]

Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Bradley Fisher
Name:	Bradley Fisher
Title:	Authorized Officer

[Signature Page to Borrower Accession Agreement]